FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (date of earliest event reported): January 15,
1997


            Environmental Technologies Corp.

     (Exact name of registrant as specified in its charter)


  Delaware                  0-20986             22-3005943
(State or other          (Commission          (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



 550 James Street,  Lakewood, New Jersey              08701
(Address of principal executive office)             (Zip Code)



Registrant's telephone number, including area code:(908) 370-3400



                                N/A
  (Former name or former address, if changed since last report)





                        Page 1 of 5 pages

Item 1.   Changes in Control of Registrant

          Not Applicable


Item 2.   Acquisition or Disposal of Assets

          Not Applicable


Item 3.   Bankruptcy or Receivership

          Not Applicable


Item 4.   Changes in Registrant's Certifying Accountant

          Not Applicable


Item 5.   Other Events

          The Registrant issued a press release on January 15, 1997 regarding the suspension of its chief executive officer,
B. Brinkerhoff McCagg.

          The Registrant issued a press release on January 16, 1997 amplifying the January 15, 1997 press release.

Item 6.   Resignation of Registrant's Directors

          Not Applicable.





Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

               Not Applicable

          (b)  Pro forma financial information

               Not Applicable

          (c)  Exhibits

               -  Press Release dated January 15, 1997

               -  Press Release dated January 16, 1997

                            SIGNATURE




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENVIRONMENTAL TECHNOLOGIES CORP.



                            BY:    /s/RICHARD G. SCHMELING
                                   _____________________________
                                   RICHARD G. SCHMELING,
                                   Vice President-Finance




Dated:  January 17, 1997

                ENVIRONMENTAL TECHNOLOGIES CORP.

     Lakewood, New Jersey, January 15, 1997 - Environmental Technologies Corp. (Nasdaq: EVTC) today announced that Brin McCagg has been suspended by the Company as Chief Executive Officer while the Company reviews certain potential irregularities concerning its FulCircle Recyclers, Inc. subsidiary. The Company expects to complete its review within one month and its Board of Directors will then take whatever actions it considers appropriate.

     During this suspension, George Cannan, the Company's Chairman, as well as its CEO prior to retaining Mr. McCagg in January 1996, has assumed the duties of CEO. The Company does not anticipate that the suspension will impact the Company's business or day-to-day operations.

     Finally, Mr. McCagg has resigned as a member of the Board of Directors of the Company.

                ENVIRONMENTAL TECHNOLOGIES CORP.
             AMPLIFIES JANUARY 15, 1997 ANNOUNCEMENT


     Lakewood, New Jersey, January 16, 1997 - Environmental Technologies Corp. (NASDAQ EVTC) announced on January 15, 1997 that Brin McCagg was suspended by the Company as Chief Executive Officer while the Company reviews certain potential irregularities concerning its FulCircle Recyclers, Inc. (d/b/a FulCircle Ballast Recyclers) ("FulCircle") subsidiary. The irregularities are related to possible underpayment of FulCircle's workers' compensation premiums during periods prior to EVTC's December 1995 acquisition of FulCircle. EVTC has been indemnified by the former shareholders of FulCircle for any possible exposure related to such events. Environmental Technologies Corp. expects to complete its review of the irregularities within one month and its Board of Directors will then take whatever actions it considers appropriate.

     Environmental Technologies Corp. is a fully integrated supplier of refrigerant, refrigerant reclamation services, refrigerant recovery and recycling equipment and a recycler of fluorescent light ballasts.